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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 14, 2005

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                           RCG COMPANIES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           DELAWARE                       1-8662                 23-2265039
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


            6836 MORRISON BLVD., STE. 200,
               CHARLOTTE, NORTH CAROLINA                             28211
       (Address of principal executive offices)                   (Zip Code)

                                 (704) 366-5054
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

On April 14, 2005, RCG Companies Incorporated (the "Registrant") entered into and closed a Securities Purchase Agreement with 12 institutional investors for a private placement of Series C Convertible Preferred Stock totaling $31,110,165, and associated warrants. Total proceeds after offering expenses will be approximately $27,128,946.

The convertible preferred stock does not bear a stated annual dividend, subject to approval by the Registrant's stockholders and The American Stock Exchange, is convertible into shares of the Registrant's common stock at $0.55 per share, and if not converted will be mandatorily redeemable one year from issuance. Investors will also receive warrants to purchase an aggregate of 26,019,401 shares of the Registrant's common stock, at an initial exercise price of $0.55 per share, exercisable until the date that is 5 years after the issuance date. The exercise of the warrants is also subject to approval of the Registrant's stockholders. If fully exercised, the warrants would yield approximately $14,000,000 of additional proceeds to the Registrant. The Registrant also agreed with the investors to recommend a one for ten reverse stock split be approved by its stockholders, and in the event such split is effected the conversion price of the convertible preferred stock will be adjusted to the market value of the stock if lower than the split adjusted conversion price. The Registrant has agreed to file a registration statement with the Securities and Exchange Commission in order to register the resale of the shares issuable upon conversion of the convertible preferred stock and the shares issuable upon exercise of the warrants. Stockholders representing 31.4% of the outstanding and issued common stock of the Registrant have agreed to vote in favor of the conversion of the Series C Convertible Stock and the exercisablity of the warrants at a meeting of the Registrant's stockholders called to consider the matter.

The Registrant also obtained the waiver and agreement, contingent upon the closing of this placement, of holders of certain of the Registrant's outstanding Warrants and the Registrant's Series A Preferred Stock. The Registrant and the holders of the Registrant's Warrants and the Series A Preferred Stock issued under the Securities Purchase Agreements each dated October 2003, September 13, 2004 and February 8, 2005 agreed, subject to approval of the Registrant's common stockholders as may be required by the rules of The American Stock Exchange, to permanently reset the exercise price of the Warrants and the Series A Preferred Stock as follows: (1) the Warrants issued under the October, 2003 and February 8, 2005 Securities Purchase Agreements are permanently reset to $0.55, and are not subject to further anti-dilution adjustments; (2) the Warrants issued under the September 13, 2004 Securities Purchase Agreement are permanently reset to $1.00, and are not subject to further anti-dilution adjustments; and (3) the conversion price of the Series A Preferred Stock is permanently reset to $0.55, except that it will be reset to the same conversion price of the Series C Convertible Preferred Stock if the Series C conversion price is reset following the one for ten reverse stock split, but is not otherwise subject to further ant-dilution protection.

In conjunction with the placement, the Registrant redeemed all of its outstanding convertible debentures issued in February 2005 for aggregate consideration of $8,765,570. The Registrant also redeemed its $1,098,500 note issued in January 2005. Remaining proceeds of the placement will be used to

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finance the previously  announced planned acquisition of 100% of the outstanding stock of OneTravel, Inc. and for general working capital.

The transaction was approved by the Registrant's Board of Directors on April 6, 2005. The shares of convertible preferred stock and warrants will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

This summary description of the placement described by the agreements does not purport to be complete and is qualified in its entirety by reference to the form of the agreements and other documents that are filed as Exhibits hereto.

The press release issued by the Registrant on April 14, 2005 relating to the placement is filed herewith as Exhibit 99.1

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

   4.1      Certificate of Designations of Series C Convertible Preferred Stock

  10.1 Securities Purchase Agreement dated April 14, 2005 among the Registrant and the investors identified on the signature pages thereto

  10.2      Form of Warrant

  10.3 Registration Rights Agreement dated April 14, 2005 among the Registrant and the Investors signatory thereto

  10.4      Agreement and Waiver of Holders of Series A Preferred Stock

  99.1      Press Release issued April 14, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2005

                                                RCG COMPANIES INCORPORATED


                                                By: /s/ Marc E. Bercoon
                                                    ------------------------
                                                    Marc E. Bercoon,
                                                    Chief Financial Officer

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                                  Exhibit Index
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   4.1      Certificate of Designations of Series C Convertible Preferred Stock

  10.1 Securities Purchase Agreement dated April 14, 2005 among the Registrant and the investors identified on the signature pages thereto

  10.2      Form of Warrant

  10.3 Registration Rights Agreement dated April 14, 2005 among the Registrant and the Investors signatory thereto

  10.4      Agreement and Waiver of Holders of Series A Preferred Stock

  99.1      Press Release issued April 14, 2005